Bahl & Gaynor Income Growth Fund

Class A (AFNAX)

Class C (AFYCX)

Class I (AFNIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 31, 2025 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund Reorganization ***

The Board of Trustees of Investment Managers Series Trust has approved an Agreement and Plan of Reorganization (the “Plan”) for the Bahl & Gaynor Income Growth Fund (the “Target Fund”), a series of the Trust, providing for the reorganization of the Target Fund into the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), a series of ETF Series Solutions. The reorganization of the Target Fund is subject to approval by its shareholders.

The Acquiring Fund has substantially similar investment objectives and similar principal investment strategies as the Target Fund. Bahl & Gaynor, Inc. (“Bahl & Gaynor”) serves as investment advisor to both the Target Fund and the Acquiring Fund.

The Plan provides for the Target Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any), and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal in value to the shares of the Target Fund held by the shareholder prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). Bahl & Gaynor will bear the costs related to the reorganization.

The Target Fund operates as a mutual fund and the Acquiring Fund operates as an actively managed exchange-traded fund (“ETF”). ETFs may provide benefits to shareholders compared to mutual funds, including additional trading flexibility, increased transparency, and the potential for lower transaction costs and enhanced tax efficiency. Additional information regarding the differences between mutual funds and ETFs and potential impact to shareholders will be included in the proxy statement noted below. In order to receive shares of the Acquiring Fund as part of the Reorganization, Target Fund shareholders must hold their shares of the Target Fund through a brokerage account eligible to hold and trade shares of an ETF. Shareholders holding their Target Fund shares through accounts that are not eligible to hold shares of an ETF will not participate in the reorganization and will instead receive a cash distribution equal to the net asset value of their Target Fund shares in full redemption of their Target Fund shares. Such cash distribution may result in the recognition of gain or loss for federal tax purposes. If you are unsure about the ability of your account to accept Acquiring Fund shares, please call 1-833-472-2140 or contact your financial advisor or other financial intermediary.

The Trust will call a shareholder meeting at which shareholders of the Target Fund will be asked to consider and vote on the Plan. If the required shareholder approval for the reorganization of the Target Fund is obtained, the reorganization of the Target Fund is currently expected to take effect in the first quarter of 2026.

Shareholders of the Target Fund will receive a proxy statement with additional information about the shareholder meeting, the proposed reorganization, and the Acquiring Fund. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.